Exhibit 10.14

Execution Version

WAIVER

TO CREDIT AGREEMENT

WAIVER TO CREDIT AGREEMENT (this “Waiver”), dated as of April 3, 2017 to that certain Credit Agreement, dated as of August 20, 2015 (as amended as of January 4, 2016, March 24, 2016 and April 29, 2016 and as further amended, supplemented, waived or otherwise modified, the “Credit Agreement”), among LBM Midco, LLC, a Delaware limited liability company (“Holding”), LBM Borrower, LLC, a Delaware limited liability company (the “Parent Borrower”), the Lenders party hereto (the “Consenting Lenders”) and ROYAL BANK OF CANADA, as Swingline Lender, Issuing Bank, Collateral Agent and Administrative Agent for the several banks and other financial institutions from time to time party to the Credit Agreement (in such capacity, the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Parent Borrower has engaged Deloitte & Touche LLP (“Deloitte”) as its independent auditors in 2016, replacing Crowe Horwath LLP, the auditors which audited the Parent Borrower’s financial statements for the year ended December 31, 2015 and prior years;

WHEREAS, Deloitte was engaged to audit the Parent Borrower’s financial statements for the years ended December 31, 2014, 2015 and 2016;

WHEREAS, during this audit, Deloitte identified a number of adjustments to the Parent Borrower’s historical financial statements;

WHEREAS, the Parent Borrower has requested that the Lenders waive any Default or Event of Default (as such terms are defined in the Credit Agreement), if any, that has arisen or may arise directly or indirectly as a result of or in connection with the Restatement (as defined below) or any action taken or any failure to take action while any such Default or Event of Default was continuing to the extent such action or failure to take action would have been permitted but for the existence of such Default or Event of Default;

WHEREAS, pursuant to Subsection 11.1 of the Credit Agreement, the Administrative Agent and the Consenting Lenders have agreed to waive any such Default or Event of Default and its consequences on the terms and conditions set forth herein; and

WHEREAS, the Consenting Lenders hold Commitments representing a majority of the aggregate Commitments under the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE — Defined Terms.

Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION TWO — Waiver and Consent.

The Consenting Lenders hereby waive any existing or future Default or Event of Default, if any, that has arisen or may arise, directly or indirectly, as a result of or in connection with the Restatement or any action taken or any failure to take action while any such existing or future Default or Event of Default was continuing to the extent such action or failure to take action would have been permitted but for the existence of such Default or Event of Default (with all incurrence ratios, if applicable, calculated based on the Prior Financials (as defined below)), including without limitation any Default or Event of Default that has arisen or may arise directly or indirectly (i) from any breach of the representations and warranties contained in Sections 5.1 and 5.7 of the Credit Agreement or of any other representations and warranties contained in the Loan Documents (or any amendment, modification or supplement thereto) or contained in any certificate furnished at any time by or on behalf of any Loan Party pursuant to the Credit Agreement or any other Loan Document, (ii) from any request for any Extension of Credit under the Credit Agreement after the occurrence and during the continuance of any such Default or Event of Default, (iii) from any failure to comply with any covenant or other obligation, condition or restriction under Sections 7.1, 7.2 and 7.7 of the Credit Agreement or with any other covenants and conditions in the Loan Documents and (iv) under Section 9.1(e) of the Credit Agreement or otherwise under Section 9 of the Credit Agreement, in each case as a result of or in connection with the Restatement, if any. For purposes of this Waiver, “Restatement” shall mean any restatement of, or revision or adjustment to, one or more of the annual and quarterly financial statements of the Parent Borrower and its consolidated Subsidiaries or, as the case may be, of the Target and its consolidated Subsidiaries delivered or referred to under the Credit Agreement or otherwise issued by the Parent Borrower from time to time in each case for periods ended prior to December 31, 2016 (the “Prior Financials”).

SECTION THREE — Condition to Effectiveness. This Waiver shall become effective on the date (the “Effective Date”) when each of the following conditions have been satisfied:

(1)     Holding, the Parent Borrower, the Administrative Agent and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered such counterpart to the Administrative Agent;

(2)     the Administrative Agent shall have received a certificate, in form and substance reasonably satisfactory to the Administrative Agent, of the Parent Borrower dated as of the Effective Date signed by a Responsible Officer of the Parent Borrower certifying as to the matters set forth in clauses (3), (4) and (5) below;

(3)     after giving effect to this Waiver, each of the representations and warranties made by any Loan Party pursuant to the Credit Agreement and any other Loan Document to which it is a

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party shall be true and correct in all material respects (provided that any such representation and warranty which is qualified as to “materiality”, “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of the Effective Date as if made on and as of such date (except to the extent such representation and warranty speaks to an earlier date, in which case such representation and warranty shall be true and correct in all material respects on and as of such earlier date);

(4)    the representations and warranties in Section 4 of this Waiver shall be true and correct in all material respects (provided that any such representation and warranty which is qualified as to “materiality”, “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of the Effective Date;

(5)    no Default or Event of Default shall have occurred and be continuing on the Effective Date after giving effect to the effectiveness hereof; and

(6)    each Guarantor shall have delivered a duly executed counterpart of the acknowledgement and consent attached to this Waiver (the “Acknowledgment”) to the Administrative Agent.

SECTION FOUR — Representations and Warranties.

As of the date hereof, the Parent Borrower represents and warrants as follows:

(1)           Corporate Existence; Compliance with Law. Each of the Loan Parties (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, except (other than with respect to the Parent Borrower), to the extent that the failure to be organized, existing and in good standing would not reasonably be expected to have a Material Adverse Effect, (b) has the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, except to the extent that the failure to have such legal right would not be reasonably expected to have a Material Adverse Effect, (c) is duly qualified as a corporation or limited liability company and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing would not be reasonably expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith would not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

(2)           Corporate Power; Authorization; Enforceable Obligations. Each of the Loan Parties has the corporate or other organizational power and authority, and the legal right, to make, deliver and perform, in the case of Holding and the Parent Borrower, this Waiver and, in the case of each Guarantor, the Acknowledgment and each such Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance thereof. No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or

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made by or on behalf of any Loan Party in connection with the execution, delivery, performance, validity or enforceability of this Waiver or the Acknowledgment, except for consents, authorizations, notices and filings which the failure to obtain or make would not reasonably be expected to have a Material Adverse Effect. This Waiver has been duly executed and delivered by the Parent Borrower and the Acknowledgment has been duly executed and delivered on behalf of each Guarantor. This Waiver constitutes a legal, valid and binding obligation of the Parent Borrower and the Acknowledgment and each other Loan Document to which any Loan Party is a party which has been executed and delivered constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, in each case except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(3)           No Legal Bar. The execution, delivery and performance of this Waiver or the Acknowledgment by any of the applicable Loan Parties (a) will not violate any Requirement of Law or Contractual Obligation of such Loan Party in any respect that would reasonably be expected to have a Material Adverse Effect, (b) will not result in, or require the creation or imposition of any Lien (other than Liens permitted under the Credit Agreement) on any of its properties or revenues pursuant to any such Requirement of Law or Contractual Obligation and (c) will not violate any provision of the Organizational Documents of such Loan Party, except (other than with respect to the Parent Borrower) as would not reasonably be expected to have a Material Adverse Effect.

(4)           No Default. On the date hereof after giving effect to this Waiver, no Default or Event of Default has occurred and is continuing.

SECTION FIVE — Effect of Waiver; Acknowledgement.

(1)  Except as expressly set forth herein, this Waiver shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any Agent, any Lender or any Loan Party under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents, all of which (including with respect to the security interests and liens granted to the Agents and the other Secured Parties under the Loan Documents) are ratified and affirmed in all respects and shall continue in full force and effect except that, on and after the effectiveness of this Waiver, each reference to the Credit Agreement in the Loan Documents and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, mean and be a reference to the Credit Agreement as modified by this Waiver. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances. This Waiver is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

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(2)     Without limiting the foregoing, each of the Loan Parties party to the Guarantee and Collateral Agreement or any other Security Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (i) acknowledges and agrees that all of its obligations under the Guarantee and Collateral Agreement and the other Security Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by each Loan Party to the Collateral Agent for the benefit of the Secured Parties and reaffirms the guaranties made pursuant to the Guarantee and Collateral Agreement, (iii) acknowledges and agrees that the grants of security interests by and the guaranties of the Loan Parties contained in the Guarantee and Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect after giving effect to the Waiver, and (iv) agrees that the Borrower Obligations and the Guarantor Obligations (each as defined in the Guarantee and Collateral Agreement) include, among other things and without limitation, the prompt and complete payment and performance by the Borrowers when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on any Loan incurred after the Effective Date pursuant to the Credit Agreement, as modified by this Waiver.

(3)      For the avoidance of doubt, this Waiver does not constitute an acknowledgement by the Parent Borrower or its Subsidiaries that any Restatement would result in a Default or Event of Default under the Loan Documents and the Parent Borrower and its Subsidiaries reserve all of their respective rights under the Loan Documents in connection therewith.

SECTION SIX — Successors and Assigns. This Waiver shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under Subsection 11.6 of the Credit Agreement.

SECTION SEVEN — Severability. Any provision of this Waiver which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION EIGHT — Counterparts. This Waiver may be executed by one or more of the parties to this Waiver on any number of separate counterparts (including by telecopy and other electronic transmission), and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Waiver signed by all the parties shall be delivered to the Borrower Representative and the Administrative Agent.

SECTION NINE — Governing Law, etc. The provisions of the Credit Agreement under the headings “Governing Law”, “Submission to Jurisdiction; Waivers” and “Waiver of Jury Trial” are incorporated by reference herein, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed and delivered by their respective duly authorized officers as of the date first above written.

LBM BORROWER, LLC

By:	/s/ Brian Hein
	Name:	Brian Hein
	Title:	Assistant Vice President

[Signature Page to Waiver to Credit Agreement]

LBM MIDCO, LLC

By:	/s/ Matt Edgerton
Name:	Matt Edgerton
Title:	Vice President and Treasurer

[Signature Page to Waiver to Credit Agreement]

ROYAL BANK OF CANADA
as the Administrative Agent

By:	/s/ Ann Hurley
Name:	Ann Hurley
Title:	Manager, Agency

[Signature Page to Waiver to Credit Agreement]

LENDERS:	ROYAL BANK OF CANADA

	By:	/s/ Jeff Patchell
	Name:	Jeff Patchell
	Title:	Attorney-in-fact

[Signature Page to Waiver to Credit Agreement]

BARCLAYS BANK PLC

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Vice President

[Signature Page to Waiver to Credit Agreement]

CITY NATIONAL BANK, A NATIONAL BANKING ASSOCIATION

By:	/s/ Catherine Chiavetta
Name:	Catherine Chiavetta
Title:	Senior Vice President

[Signature Page to Waiver to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Christopher Day
Name:	Christopher Day
Title:	Authorized Signatory

By:	/s/ Joan Park
Name:	Joan Park
Title:	Authorized Signatory

[Signature Page to Waiver to Credit Agreement]

SUNTRUST BANK

By:	/s/ Catherine J. Harris
Name:	Catherine J. Harris
Title:	Director

[Signature Page to Waiver to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Laura Wheeland
Name:	Laura Wheeland
Title:	Vice President

[Signature Page to Waiver to Credit Agreement]

Each Guarantor acknowledges and consents to each of the foregoing provisions of this Waiver. Each Guarantor further acknowledges and agrees that all Obligations with respect to the Commitments and the Loans under the Credit Agreement as modified by this Waiver shall be fully guaranteed and secured pursuant to the Guarantee and Collateral Agreement and the other applicable Loan Documents to which such Guarantor is a party in accordance with the terms and provisions thereof.

[Signature Page to follow]

GUARANTORS:

LBM Midco, LLC

US LBM Holdings, LLC

BEP/Lyman, LLC

Musselman Lumber - US LBM, LLC

Direct Cabinet Sales - US LBM, LLC

Shelly Enterprises - US LBM, LLC

Standard Supply & Lumber - US LBM, LLC

Coastal Roofing Supply - US LBM, LLC

Lumber Specialties - US LBM, LLC

Fond du Lac Property - US LBM, LLC

East Haven Builders Supply - US LBM, LLC

Bellevue Builders Supply - US LBM, LLC

Kentucky Indiana Lumber - US LBM, LLC

Desert Lumber - US LBM, LLC

Jones Lumber - US LBM, LLC

Bear Truss - US LBM, LLC

Bear Truss Property, LLC

H & H Lumber - US LBM, LLC

American Masons & Building Supply - US LBM, LLC

LS Property, LLC

Richardson Gypsum - US LBM, LLC

Universal Supply Company, LLC

Wisconsin Building Supply - US LBM, LLC

Wallboard Supply Company - US LBM, LLC

Lampert Yards - US LBM, LLC

Hines Building Supply - US LBM, LLC

Kirkland Property - US LBM, LLC

Hampshire Property - US LBM, LLC

EHBS Manchester Properties, LLC

John H. Myers & Son - US LBM, LLC

Rosen Materials of Nevada LLC

Rosen Brick America, LLC

Rosen Materials, LLC

Feldman Lumber – US LBM, LLC

Gold & Reiss - US LBM, LLC

LouMac Distributors - US LBM, LLC

GBS Building Supply – US LBM, LLC

GBS Property, LLC

Gypsum Acquisition, LLC

Poulin Lumber – US LBM, LLC

Building Supply Association – US LBM, LLC

NexGen – US LBM, LLC

NexGen Property, LLC

Parker’s Building Supply – US LBM, LLC

Darby Doors, LLC

[Signature Page to Waiver to Credit Agreement]

Total Trim, LLC

B & C Fasteners, Inc.

Alco Doors, LLC

Raymond Building Supply LLC

US LBM Ridout Holdings, LLC

US LBM Corporate Holdings, Inc.

US LBM Ridout Asset Holdings, LLC

Arkansas Wholesale Lumber, LLC

Ridout Contractor Outlet of Fayetteville, LLC

Ridout Door Manufacturing, LLC

Ridout Lumber Company of Batesville, LLC

Ridout Lumber Company of Benton, LLC

Ridout Lumber Company of Cabot, LLC

Ridout Lumber Company of Jonesboro, LLC

Ridout Lumber Company of Joplin, LLC

Ridout Lumber Company of Rogers, LLC

Ridout Lumber Co. of Russellville, Inc.

Ridout Lumber Co. of Conway, Inc.

Ridout Lumber Co. of Searcy, Inc.

By:	/s/ Brian Hein
Name:	Brian Hein
Title:	Authorized Signer

[Signature Page to Waiver to Credit Agreement]